UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

April 22, 2009

1-7810

2-38960

Commission File Number

Energen Corporation

Alabama Gas Corporation

Registrant

Alabama	63-0757759
Alabama	63-0022000
State of Incorporation	IRS Employer Identification Number

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

Attached hereto as Exhibits 99.1 and 99.2 are a press release and supplemental financial information dated April 22, 2009, with respect to first quarter and year-to-date 2009 results. The financial results will be discussed at the Company’s Annual Meeting of Shareholders on April 22, 2009.

ITEM 7.01 Regulation FD Disclosure

Energen Corporation has included a reconciliation of certain Non-GAAP financial measures to the related GAAP financial measures. These Non-GAAP financial measures will be discussed at the Company’s Annual Meeting of Shareholders. A slide presentation containing the meeting material will be available April 22, 2009, on the Company’s web site: www.energen.com. The reconciliation is attached hereto as exhibit 99.3.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit Number:
99.1	Press Release dated April 22, 2009

99.2	Supplemental Financial Information

99.3	Non-GAAP Financial Measures Reconciliation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION ALABAMA GAS CORPORATION

April 22, 2009	By	/s/ Charles W. Porter, Jr.
Charles W. Porter, Jr. Vice President, Chief Financial Officer and Treasurer of Energen Corporation and Alabama Gas Corporation

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	* Press Release dated April 22, 2009

99.2	* Supplemental Financial Information

99.3	* Non-GAAP Financial Measures Reconciliation

*	This exhibit is furnished to, but not filed with, the Commission by inclusion herein.